UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2011

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 28, 2011, Chart Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives for the underwriters named in Schedule 1 annexed thereto (the “Underwriters”), relating to the offer and sale of $250.0 million aggregate principal amount of 2.00% Convertible Senior Subordinated Notes due 2018 (the “Firm Notes”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase an additional $37.5 million aggregate principal amount of 2.00% Convertible Senior Subordinated Notes due 2018 (the “Option Notes” and, together with the Firm Notes, the “Notes”). The Notes were offered and sold in a public offering (the “Offering”) registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 filed with the Securities and Exchange Commission on July 28, 2011, which was effective upon filing (Registration No. 333-175837), as supplemented by the final prospectus supplement filed with the Securities and Exchange Commission on August 1, 2011 (the “final prospectus supplement”). The transaction is anticipated to close on August 3, 2011.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Underwriters and other terms and conditions as are generally customary for transactions of this nature. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 1.1 and incorporated herein by reference.

The Company estimates that net proceeds from the Offering will be approximately $242.8 million, after deducting the Underwriters’ discounts and estimated transaction expenses associated with the Offering and the Convertible Note Hedge, Warrant and Capped Call Transactions, described below, payable by the Company. The Company expects to use approximately $175 million of the net proceeds to redeem its 9 1/8% Senior Subordinated Notes due October 2015 and pay the related redemption premium and accrued interest. The Company expects to use approximately $17.6 million of the net proceeds from the sale of the Notes to pay the cost of the Convertible Note Hedge Transactions and Capped Call Transactions (after such cost is partially offset by the proceeds that the Company expects to receive from the Warrant Transactions). The remaining net proceeds from the Offering will be used for general corporate purposes.

Convertible Note Hedge, Warrant and Capped Call Transactions

In connection with the pricing of the Notes, the Company entered into privately negotiated convertible note hedge transactions (the “Convertible Note Hedge Transactions”) and capped call transactions (the “Capped Call Transactions”) with affiliates of certain of the Underwriters of the Notes (the “Option Counterparties”). The Convertible Note Hedge Transactions and Capped Call Transactions cover, collectively, the number of shares of the Company’s common stock underlying the Firm Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Notes. The Company also entered into separate, privately-negotiated warrant transactions with the Option Counterparties (the “Warrant Transactions” and, together with the Convertible Note Hedge Transactions and Capped Call Transactions, “Convertible Note Hedge, Warrant and Capped Call Transactions”) initially relating to the number of shares of the Company’s common stock underlying the Convertible Note Hedge Transactions, subject to customary anti-dilution adjustments. Subject to certain conditions, the Company may settle the warrants in cash or on a net-share basis. The cost of the Convertible Note Hedge Transactions and Capped Call Transactions, taking into account the proceeds from the Warrant Transactions, will be approximately $17.6 million.

The Convertible Note Hedge Transactions and Capped Call Transactions are expected to reduce the potential dilution with respect to the Company’s common stock and/or reduce the Company’s exposure to potential cash payments that may be required upon conversion of the Notes, except, in the case of the Capped Call Transactions, to the extent that the market price per share of the Company’s common stock exceeds the cap price of the Capped Call Transactions. However, the Warrant Transactions will have a dilutive effect with respect to the Company’s common stock to the extent that the market price per share of the Company’s common stock exceeds the strike price of the warrants, unless the Company elects, subject to certain conditions, to settle the Warrant

Transactions in cash. The cap price of the Capped Call Transactions and the strike price of the Warrant Transactions will initially be approximately $84.96 per share, which represents a premium of 60% over the last reported sale price of the Company’s common stock on The NASDAQ Global Select Market on July 28, 2011.

If the Underwriters exercise their option to purchase Option Notes, the Company may enter into additional Convertible Note Hedge Transactions and Capped Call Transactions, which will initially cover, collectively, the number of shares of the Company’s common stock that will initially underlie the Option Notes sold to the Underwriters. If the Company enters into any additional Convertible Note Hedge Transactions, the Company also intends to enter into additional Warrant Transactions initially relating to the number of shares of its common stock underlying the additional Convertible Note Hedge Transactions.

The Convertible Note Hedge, Warrant and Capped Call Transactions are separate transactions, in each case, entered into by the Company with the Option Counterparties, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Convertible Note Hedge Transactions, Warrant Transactions or Capped Call Transactions. The Convertible Note Hedge, Warrant and Capped Call Transactions are described in the final prospectus supplement.

The foregoing description of the Convertible Note Hedge, Warrant and Capped Call Transactions is qualified in its entirety by the copies of the confirmations of the Convertible Note Hedge, Warrant and Capped Call Transactions which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 in connection with the Warrant Transactions is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

1.1	Underwriting Agreement, dated as of July 28, 2011, by and between Chart Industries, Inc. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Calfee, Halter & Griswold LLP.

5.2	Opinion of Harter Secrest & Emery LLP.

10.1	Base Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.2	Base Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

10.3	Base Warrants Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.4	Base Warrants Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

10.5	Base Capped Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Base Capped Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

23.1	Consent of Calfee, Halter & Griswold LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: August 2, 2011

By:	/s/ Matthew J. Klaben
Matthew J. Klaben
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 28, 2011, by and between Chart Industries, Inc. and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the several underwriters listed in Schedule 1 thereto.

5.1	Opinion of Calfee, Halter & Griswold LLP.

5.2	Opinion of Harter Secrest & Emery LLP.

10.1	Base Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.2	Base Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

10.3	Base Warrants Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.4	Base Warrants Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

10.5	Base Capped Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Base Capped Call Option Transaction Confirmation, dated as of July 28, 2011, by and between Chart Industries, Inc. and Morgan Stanley & Co. International plc.

23.1	Consent of Calfee, Halter & Griswold LLP (included in Exhibit 5.1).